UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-2686
                                   ------------


                           AXP TAX-EXEMPT SERIES, INC.
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               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    11/30
                         --------------
Date of reporting period:    5/31
                         --------------

Item 1. Reports to Shareholders.

AXP(R)
  Intermediate
       Tax-Exempt
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                    May 31, 2003

AXP Intermediate Tax-Exempt Fund seeks to provide shareholders with a high level of current income exempt from federal taxes.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
    with Portfolio Management                                         4

Investments in Securities                                             8

Financial Statements                                                 16

Notes to Financial Statements                                        19

(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
           AS OF MAY 31, 2003

PORTFOLIO MANAGER

Portfolio manager                               Terry Fettig*
Since                                                    2/03
Years in industry                                          25

* The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For investors seeking a high level of current income generally exempt from federal taxes.

Inception dates
A: 11/13/96       B: 11/13/96    C: 6/26/00        Y: 11/13/96

Ticker symbols
A: INFAX          B: INFBX       C: --             Y: --

Total net assets                               $169.5 million

Number of holdings                          approximately 120

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT.   LONG
  X       X          HIGH
  X       X          MEDIUM    QUALITY
                     LOW

COMPOSITION

Percentage of portfolio assets

(pie graph)

Insured 61.9%
Non-insured 38.1%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                  73.4%
AA bonds                                                   11.2
A bonds                                                     1.6
BBB bonds                                                   2.9
Non-investment grade bonds                                  4.2

TOP TEN STATES

Percentage of portfolio assets

Texas                                                      10.5%
Washington                                                  8.7
Michigan                                                    7.5
Florida                                                     7.1
New York                                                    5.0
California                                                  4.9
Virginia                                                    4.2
South Carolina                                              3.9
Minnesota                                                   3.8
Massachusetts                                               3.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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3   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

                           WITH PORTFOLIO MANAGEMENT

Q: How did AXP Intermediate Tax-Exempt Fund perform for the first half of fiscal year 2003?

A: AXP Intermediate Tax-Exempt Fund's Class A shares (excluding sales charge) rose 6.31% for the six-month period ended May 31, 2003. The Fund outperformed both the Lehman Brothers Municipal 1-3 Year Bond Index, which advanced 6.02%, and the Lipper Short/Intermediate Municipal Debt Funds Index, representing the Fund's peer group, which rose 4.09% over the same time frame.

Q: What factors most significantly impacted performance during the semiannual period?

A: The tax-exempt bond market was quite strong over the semiannual period, outperforming the taxable bond market. The Lehman Brothers Municipal Bond Index gained 6.46% for the six months compared to the Lehman Brothers Aggregate Bond Index's 6.29% return. Indeed, municipal market yields rallied in spite of high municipal issuance. Supply of municipal bonds for the first five months of 2003 was on pace to match the record $358 billion set in calendar year 2002. Still, demand kept up with supply. Many municipal issuers sought to refinance or restructure their existing debt at the lower rates available. With headlines in the press dominated by

(bar graph)

                    PERFORMANCE COMPARISON
               For the year ended May 31, 2003

8%

7%      (bar 1)              (bar 2)
        +6.31%               +6.02%
6%

5%
                                                 (bar 3)
4%                                                +4.09%

3%

2%

1%

0%

(bar 1) AXP Intermediate Tax-Exempt Bond Fund Class A (excluding sales charge) (bar 2) Lehman Brothers Municipal 1-3 Year Bond Index (unmanaged)(1)
(bar 3) Lipper Short/Intermediate Municipal Debt Funds Index(2)

(1) Lehman Brothers Municipal 1-3 Year Bond Index, an unmanaged index is made up of a representative list of general obligation, revenue and pre-refunded bonds that have an approximate maturity of three years. The index is frequently used as a general performance measure of tax-exempt bonds with shorter maturities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held by the fund.

(2) The Lipper Short/Intermediate Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > Assets were allocated across various states, cities, counties and special districts to further help manage risk. (end callout quote)

     volatile equity performance, corporate accounting scandals and geopolitical tensions, retail investors turned to municipal bonds in search of a potentially "safe haven" for their assets. Extremely low interest rates on short-term money market securities also played a role in the strength of municipal securities, as investors sought higher yields from longer-term securities that were generally tax-exempt. Municipal credit quality was impacted during the period, as municipalities across the country experienced budget shortfalls due to declining revenue sources and increasing Medicaid and education costs. However, the asset class maintained a high credit quality overall.

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003

                           Class A                 Class B                      Class C                     Class Y
(Inception dates)        (11/13/96)              (11/13/96)                    (6/26/00)                  (11/13/96)
                       NAV(1)     POP(2)     NAV(1)     After CDSC(3)    NAV(1)     After CDSC(4)       NAV(5)     POP(5)
6 months*              +6.31%     +1.26%     +5.91%        +1.91%        +5.91%        +4.91%           +6.44%     +6.44%
1 year                 +9.03%     +3.86%     +8.21%        +4.21%        +8.41%        +8.41%           +9.28%     +9.28%
5 years                +5.33%     +4.31%     +4.54%        +4.38%          N/A           N/A            +5.45%     +5.45%
Since inception        +5.25%     +4.47%     +4.46%        +4.46%        +6.37%        +6.37%           +5.37%     +5.37%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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5   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     As of May 31, 2003, the one-year municipal bond was offering yields of about 87% that of same-maturity U.S. Treasuries, and 30-year municipals were offering yields of approximately 98% that of long-term U.S. Treasury bonds. This made municipal bond yields particularly attractive for investors seeking diversification within alternative asset classes. The municipal yield curve was in a steepened position for most of the semiannual period. The best-performing segment of the municipal yield curve was the intermediate area, particularly those bonds with maturities of about fifteen years.

     Our general focus was to position the Fund to take advantage of these positive trends for the municipal bond market.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We made several strategic moves within the Fund during the semiannual period. First, we upgraded the overall credit quality of the portfolio, given our outlook for a slow growth economy. As of May 31, 2003, more than 95% of invested portfolio assets were in investment grade bonds. This benefited the Fund, as higher quality municipal securities generally performed better than lower quality issues during the period. Second, we completely eliminated the Fund's positions in tobacco-settlement revenue bonds, other tobacco-related issues and airline special facility issues. Rather, we emphasized essential-service revenue bonds, such as those for electrical facilities and water and sewer projects.

     Overall, we continued to diversify the Fund's holdings by coupon, maturity and type of obligation. Of course, the greatest percentage of portfolio assets tended to be invested in those larger states with higher issuance. However, assets were allocated across various states, cities, counties and special districts to further help manage risk.

Q:   How will the portfolio's new management process enhance the Fund?

A: In February 2003, the Fund moved to a sector-based management approach. Terry Fettig leads the team managing this Fund. There are eight separate sector teams, covering different areas of the fixed income market, such as mortgages or corporate bonds. Our process begins with the entire fixed income group developing an overall market view on interest rate trends, the yield curve, expected volatility, and corporate bond conditions. We then establish a corresponding strategy for each bond portfolio, including AXP Intermediate Tax-Exempt Fund. Using input from the sector teams, we decide how much money should be allocated to various

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6   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     sectors. Then each sector team, which includes a sector manager and three to six specialists, selects securities within its own specialty.

     This approach creates focused teams accountable for performance and reaffirms the important role of research in our actively managed portfolios. We believe the new structure will result in more effective allocations and bond selections, supporting our ultimate goal of rewarding shareholders with consistent, superior long-term performance.

Q:   What is your outlook for the  coming months?

A: We expect relatively slow but positive economic growth in the months ahead. We believe inflation will remain subdued and that interest rates will remain low. High quality securities are likely to retain an advantage as long as the economy maintains a slow recovery. This emphasis on quality should continue to work to the benefit of municipal bonds. We also believe that municipal bonds will continue to offer attractive yields compared to U.S. Treasuries. We are particularly optimistic that intermediate-term securities will continue to offer a combination of positive upside potential along with some downward protection if interest rates do begin to rise. We intend to maintain our focus on seeking higher-quality securities with an emphasis on generating a high level of current income exempt from federal income taxes.

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7   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Intermediate Tax-Exempt Fund
May 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Municipal bonds (91.8%)

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(b,c)

Alaska (1.2%)

Anchorage General Purpose

   Unlimited General Obligation Bonds
   Series 2000A (MBIA Insured)
       09-01-05           4.50%           $1,000,000               $1,070,680
North Slope Borough
   Capital Appreciation
   Unlimited General Obligation Bonds
   Zero Coupon Series 1995A
   (MBIA Insured)
       06-30-06           5.00             1,000,000(f)               942,700
Total                                                               2,013,380

Arizona (3.4%)

Mesa Utility Systems
   Refunding Revenue Bonds
   Series 2002A (FGIC Insured)
       07-01-15           5.00             1,000,000                1,159,330
State Educational Loan Marketing
   Refunding Revenue Bonds 1st Series 2001A
   A.M.T.
       12-01-05           4.40             1,000,000                1,071,170
State School Facilities Board
   School Improvement Revenue Bonds
   Series 2002
       07-01-10           5.50             2,000,000                2,361,560
Tucson Water
   Refunding Revenue Bonds
   Series 2002 (FGIC Insured)
       07-01-07           5.50             1,000,000                1,140,100
Total                                                               5,732,160

California (4.8%)

State Department of Water Resources
   Water Systems Refunding Revenue Bonds
   Center Valley Series 2002X
   (FGIC Insured)
       12-01-17           5.50             2,000,000                2,416,080
State Unlimited General Obligation Refunding Bonds
   Series 2000 (MBIA Insured)
       12-01-11           5.50             2,855,000                3,387,686
State Unlimited General Obligation Refunding Bonds
   Series 2001 (AMBAC Insured)
       03-01-15           5.50             2,000,000                2,309,140
Total                                                               8,112,906

Colorado (0.7%)

Denver City & County
   Unlimited Government Obligation Bonds
   Series 1999B
       08-01-07           5.63             1,000,000                1,147,410

Florida (7.0%)

Bonita Springs Vasari Community
   Development District Capital
   Improvement Revenue Bonds
   Series 2001B
       05-01-09           6.20               455,000                  469,715
Grand Haven Community Development District
   Special Assessment Refunding Revenue
   Bonds Series 2002
       11-01-07           6.13               380,000                  391,510
Harbor Bay Community Development District
   Capital Improvement Revenue Bonds
   Series 2001B
       05-01-10           6.35               475,000                  492,034
Heritage Harbor Community Development District
   Special Assessment Revenue Bonds
   Series 1997B
       05-01-06           6.00             1,000,000                1,004,690
Heritage Palms Community Development District
   Capital Improvement Revenue Bonds
   Series 1998
       11-01-03           5.40               150,000                  150,516
Hillsborough County Aviation Authority
   Refunding Revenue Bonds
   Tampa International Airport
   Series 2003A (MBIA Insured)
   A.M.T.
       10-01-08           5.00             2,000,000                2,217,879

See accompanying notes to investments in securities.

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8   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(b,c)

Florida (cont.)

Lakewood Ranch Community Development
   District #5 Special Assessment
   Revenue Bonds Series 2001B
       05-01-11           6.00%             $250,000                 $259,645
Municipal Power Agency
   Refunding Revenue Bonds
   Stanton Series 2002
   (FSA Insured)
       10-01-15           5.50             1,500,000                1,747,980
Orange County Tourist Development
   Miscellaneous Tax Revenue Bonds
   Series 2000 (AMBAC Insured)
       10-01-06           5.00             1,000,000                1,111,020
Renaissance Community Development District
   Special Assessment Capital Improvement
   Revenue Bonds Series 2002B
       05-01-08           6.25               455,000                  468,773
Stoneybrook Community Development District
   Capital Improvement Revenue Bonds
   Lee County Series 1998B
       05-01-08           5.70               130,000                  132,114
Sumter Landing Community Development District
   Special Assessment Revenue Bonds
   Series 2003
       05-01-13           6.25             1,000,000                1,014,410
Village Center Community Development District
   Recreational Revenue Bonds
   Series 2003B
       01-01-18           6.35             1,000,000                1,021,800
Village Community Development District #5
   Special Assessment Revenue Bonds
   Series 2002B
       05-01-07           5.40             1,000,000                1,015,090
Waterchase Community Development District
   Capital Improvement Revenue Bonds
   Series 2001B
       05-01-08           5.90               340,000                  348,585
Total                                                              11,845,761

Georgia (2.1%)

State Unlimited General Obligation Bonds
   Series 1995
       09-01-07           6.00             1,100,000                1,283,997
State Unlimited General Obligation Bonds
   Series 2002D
       08-01-10           5.25             2,000,000                2,336,880
Total                                                               3,620,877

Hawaii (0.7%)

State Unlimited General Obligation Bonds
   Series 1993CA (FSA Insured)
       01-01-07           5.75             1,000,000                1,132,070

Illinois (2.3%)

Chicago Park District
   Unlimited General Obligation
   Refunding Bonds Series 2003B
   (FGIC Insured)
       01-01-06           4.00             2,000,000                2,122,160
Chicago Tax Increment Allocation
   Capital Appreciation Revenue Bonds
   Chicago Central Loop Zero Coupon
   Series 2000A (AMBAC Insured)
       12-01-07           5.13             1,000,000(f)               895,140
Lake County Community High School
   District #117 Capital Appreciation Bonds
   Antioch Zero Coupon
   Series 2000B (FGIC Insured)
       12-01-08           5.13             1,000,000(f)               859,930
Total                                                               3,877,230

Indiana (1.3%)

State Municipal Power Agency
   Power Supply Revenue Bonds
   Series 2003B (MBIA Insured)
       01-01-11           5.00             2,000,000                2,271,060

Maryland (0.7%)

State Unlimited General Obligation Bonds
   2nd Series 2001
       07-15-08           5.25             1,000,000                1,154,910

See accompanying notes to investments in securities.

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9   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(b,c)

Massachusetts (3.7%)

Boston Unlimited General Obligation Bonds
   Series 2001A
       02-01-06           4.25%           $1,000,000               $1,073,830
State Health & Educational Facilities Authority
   Hospital Revenue Bonds
   Caritas Christi Obligation Group
   Series 1999A
       07-01-04           5.25               500,000                  513,785
State Limited General Obligation Refunding
   Revenue Bonds Series 2002C
   (FGIC Insured)
       11-01-14           5.50             2,000,000                2,398,140
State Municipal Wholesale Electric Power Supply
   Refunding Revenue Bonds
   Series 2001A (MBIA Insured)
       07-01-09           5.50             2,000,000                2,321,440
Total                                                               6,307,195

Michigan (7.4%)

Concord Academy
   Certificates of Participation
   Series 1998
       10-01-03           5.70                65,000                   65,414
Countryside Charter School
   Full Term Certificates of Participation
   Berrien County Series 1999
       04-01-04           5.70                40,000                   40,485
Detroit Sewer Disposal
   Senior Lien Refunding Revenue Bonds
   Series 2003A (FSA Insured)
       07-01-19           5.00             2,000,000                2,191,520
Garden City Hospital Finance Authority
   Hospital Revenue Bonds Series 1998A
       09-01-03           5.38                55,000                   54,633
Grand Haven Electric
   Refunding Revenue Bonds
   Series 2003 (MBIA Insured)
       07-01-12           5.25             2,000,000                2,335,320
Livingston Developmental Agency
   Certificates of Participation
   Series 1999
       05-01-05           5.70               100,000                  100,375
State Municipal Bond Authority Clean Water
   Revolving Fund Revenue Bonds
   Series 2002
       10-01-15           5.50             2,000,000                2,437,740
State Public Power Agency
   Refunding Revenue Bonds
   Belle River Project Series 2002A
   (MBIA Insured)
       01-01-10           5.25             2,000,000                2,298,920
State Unlimited General Obligation
   Refunding Bonds
   Series 2001
       12-01-13           5.50             2,100,000                2,539,551
Summit Academy Certificates of Participation
   Junior High School Facility
   Series 1998
       08-01-04           5.70               260,000                  265,348
Summit Academy Certificates of Participation
   Junior High School Facility
   Series 1999
       09-01-04           5.70               135,000                  139,093
Total                                                              12,468,399

Minnesota (3.8%)

Minneapolis Unlimited General Obligation Bonds
   Series 2001
       12-01-07           5.00             1,000,000                1,130,690
Osseo Independent School District #279
   Unlimited General Obligation Bonds
   Series 2000A
       02-01-14           5.75             2,000,000                2,353,580
State Unlimited General Obligation Bonds
   Series 2001
       10-01-10           5.00             2,500,000                2,889,200
Total                                                               6,373,470

Missouri (1.7%)

Springfield School District #R12
   Unlimited General Obligation Bonds
   Missouri Direct Deposit Series 2002B
   (FSA Insured)
       03-01-10           5.00             2,500,000                2,849,025

See accompanying notes to investments in securities.

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10   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(b,c)

Nevada (2.9%)

Clark County School District
   Limited General Obligation Refunding Bonds
   Series 2000B (FGIC Insured)
       06-15-08           5.50%           $1,000,000               $1,157,150
Director of the State Department of Business
   & Industry Capital Appreciation
   Revenue Bonds Las Vegas Monorail
   Zero Coupon Series 2000
   (AMBAC Insured)
       01-01-07           5.01             1,000,000(f)               918,250
Las Vegas Local Special Improvement Bonds
   District #808 Summerlin Area Series 2001
       06-01-06           5.40               500,000                  511,480
Washoe County School District
   Refunding Bonds Series 2002B
   (FGIC Insured)
       06-01-16           5.50             2,000,000                2,400,580
Total                                                               4,987,460

New Jersey (2.8%)

State Highway Authority
   Garden State Parkway
   Refunding Revenue Bonds
   Series 2001 (FGIC Insured)
       01-01-08           5.00             1,005,000                1,128,826
State Transportation Trust Fund Authority
   Refunding Revenue Bonds
   Transportation Systems Series 2001C
       12-15-07           5.38             1,000,000                1,147,970
State Transportation Trust Fund Authority
   Refunding Revenue Bonds
   Transportation Systems Series 2001C
   (FSA Insured)
       12-15-13           5.50             2,000,000                2,398,040
Total                                                               4,674,836

New Mexico (--%)

Santa Fe County Lifecare Revenue Bonds
   El Castillo Retirement Series 1998A
       05-15-04           5.00                54,000                   54,231

New York (4.9%)

Metropolitan Transportation Authority
   Refunding Revenue Bonds
   Series 2002A (AMBAC Insured)
       11-15-13           5.50             1,500,000                1,800,945
Metropolitan Transportation Authority
   Service Contract Revenue Bonds
   Series 2002B (MBIA Insured)
       07-01-13           5.50             2,250,000                2,687,670
State Thruway Authority
   Highway & Bridge Trust Fund
   Revenue Bonds Series 2001B
   (MBIA Insured)
       04-01-07           5.00             1,000,000                1,115,780
State Urban Development
   Correctional & Youth Facilities
   Revenue Bonds Series 2002C
       01-01-11           5.00             2,375,000                2,677,979
Total                                                               8,282,374

North Carolina (2.0%)

Eastern Municipal Power Agency
   Power System Refunding Revenue Bonds
   Series 1993B
       01-01-06           6.00             1,000,000                1,089,350
Eastern Municipal Power Agency
   Power System Refunding Revenue Bonds
   Series 2003A
       01-01-10           5.50             1,000,000                1,099,860
State Municipal Power Agency
   Revenue Bonds
   #1 Catawba Electric Series 2003A
       01-01-12           5.50             1,000,000                1,125,250
Total                                                               3,314,460

Ohio (3.0%)

Akron Bath Copley Joint Township
   Hospital District Revenue Bonds
   Summa Hospital Series 1998A
       11-15-03           4.50               500,000                  505,890
Carroll Water & Sewer District
   Unlimited General Obligation Bonds
   Series 1998
       12-01-10           6.25               170,000                  182,271
Cuyahoga County
   Refunding Revenue Bonds
   Series 2003A
       01-01-11           5.50             2,000,000                2,230,860
State Turnpike Commission
   Refunding Revenue Bonds
   Series 2001B (FSA Insured)
       02-15-08           5.00             1,000,000                1,130,660

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(b,c)

Ohio (cont.)

State Water Development Authority
   Pollution Control Revenue Bonds
   Series 2000
       06-01-05           5.50%           $1,000,000               $1,085,620
Total                                                               5,135,301

Oklahoma (1.3%)

Enid Municipal Authority Sales Tax & Utility
   Refunding Revenue Bonds
   Series 1996 (AMBAC Insured)
       02-01-05           5.50             1,000,000                1,074,330
State Capital Improvement Authority
   Highway Revenue Bonds
   Series 2000 (MBIA Insured)
       06-01-06           5.00             1,000,000                1,108,840
Total                                                               2,183,170

Pennsylvania (2.6%)

Lehigh County Industrial Development Authority
   Pollution Control Refunding Revenue Bonds
   Series 2003 (AMBAC Insured)
       11-01-08           3.13             1,000,000                1,031,710
Southeastern Transportation Authority
   Special Revenue Tax Transit
   Revenue Bonds Series 1997
   (FGIC Insured)
       03-01-07           5.75             1,000,000                1,142,280
State Unlimited General Obligation
   Refunding Bonds
   Series 2002
       02-01-08           5.00             2,000,000                2,249,760
Total                                                               4,423,750

Puerto Rico (2.8%)

Commonwealth of Puerto Rico
   Public Improvement Unlimited
   General Obligation Refunding Bonds
   Series 2001A (MBIA Insured)
       07-01-16           5.50             2,000,000(e)             2,418,940
Commonwealth of Puerto Rico
   Unlimited General Obligation
   Refunding Bonds
   Series 2002 (FGIC Insured)
       07-01-14           5.50             2,000,000(e)             2,406,980
Total                                                               4,825,920

South Carolina (3.8%)

Columbia Certificates of Participation
   Tourism Development Fee Pledge
   Series 2003 (AMBAC Insured)
       06-01-12           5.00             1,735,000                1,995,666
State Public Service Authority
   Refunding Revenue Bonds
   Series 2003A (AMBAC Insured)
       01-01-20           5.00             2,000,000(g)             2,179,280
State School Facilities
   Unlimited General Obligation Bonds
   Series 2001A
       01-01-07           5.00             1,000,000                1,111,040
State Transportation Infrastructure Bank
   Revenue Bonds Series 2000A (MBIA Insured)
       10-01-07           5.50             1,000,000                1,153,820
Total                                                               6,439,806

Tennessee (0.6%)

Shelby County Public Improvement
   Unlimited General Obligation
   Refunding Bonds Series 2000A
       04-01-05           5.00             1,000,000                1,069,320

Texas (10.3%)

Houston Limited General Obligation
   Refunding Bonds Series 1999A
       03-01-08           5.25             1,000,000                1,135,340
Houston Water & Sewer System
   Junior Lien Refunding
   Revenue Bonds Series 2002B
   (AMBAC Insured)
       12-01-14           5.75             2,000,000                2,386,800
Humble Independent School District
   Unlimited General Obligation
   Capital Appreciation Refunding Bonds
   Zero Coupon Series 1997
   (Permanent School Fund Guarantee)
       02-15-07           5.03             1,000,000(f)               915,570
Lower Colorado River Authority
   Refunding Revenue Bonds
   Series 1999B (FSA Insured)
       05-15-08           6.00             1,000,000                1,174,400

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(b,c)

Texas (cont.)

Lower Colorado River Authority
   Refunding Revenue Bonds
   Transmission Service Series 2003
   (FSA Insured)
       05-15-18           5.25%           $2,785,000               $3,109,982
State Public Finance Authority
   Capital Appreciation Refunding Revenue
   Bonds Zero Coupon
   Series 1990 (MBIA Insured)
       02-01-09           3.28             5,000,000(f)             4,218,449
State University Financing Systems
   Refunding Revenue Bonds
   Series 2002 (FSA Insured)
       03-15-16           5.25             2,000,000                2,248,740
Texas A & M University Financing Systems
   Refunding Revenue Bonds
   Series 2003B
       05-15-09           5.00             2,000,000                2,276,940
Total                                                              17,466,221

Virginia (4.1%)

Arlington County Unlimited General Obligation
   Public Improvement Bonds
   Series 2001
       02-01-07           4.50             1,000,000                1,097,770
Fairfax County Unlimited General Obligation
   Refunding Bonds Series 2003A
       06-01-08           5.00             2,000,000                2,281,180
Prince William County
   Public Improvement Facility
   Unlimited General Obligation Bonds
   Series 2000A
       08-01-06           5.00             1,000,000                1,111,810
Richmond Metropolitan Authority
   Expressway Refunding Revenue Bonds
   Series 2002 (FGIC Insured)
       07-15-15           5.25             2,125,000                2,523,905
Total                                                               7,014,665

Washington (8.6%)

Energy Northwest Electric
   Refunding Revenue Bonds
   Columbia Generating Series 2003A
   (XLCA Insured)
       07-01-10           5.50             2,000,000                2,341,860
Energy Northwest Electric
   Refunding Revenue Bonds
   Project #3 Series 2002B
   (AMBAC Insured)
       07-01-16           6.00             2,000,000                2,385,040
Energy Northwest Electric
   Refunding Revenue Bonds
   Project #3 Series 2003A
   (MBIA Insured)
       07-01-12           5.50             2,000,000                2,364,180
King County Limited General Obligation
   Pre-refunded Bonds Series 2002
       12-01-13           5.50               195,000                  236,254
King County Limited General Obligation
   Un-refunded Revenue Bonds
   Series 2002
       12-01-13           5.50             1,805,000                2,148,943
Port of Seattle Refunding Revenue Bonds
   Series 2000D (MBIA Insured) A.M.T.
       02-01-07           5.50             1,000,000                1,119,090
Tacoma Electric System
   Refunding Revenue Bonds
   Series 2001B (FSA Insured)
       01-01-07           5.50             1,000,000                1,123,840
       01-01-11           5.50             2,415,000                2,805,868
Total                                                              14,525,075

Wisconsin (1.4%)

Southwest Professional Baseball Park
   District Sales Tax
   Refunding Revenue Bonds
   Series 1998A (MBIA Insured)
       12-15-15           5.50             2,000,000                2,398,180

Total municipal bonds
(Cost: $147,077,301)                                             $155,700,622

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Municipal notes (6.5%)

Issuer(b,c,d)         Effective             Amount                    Value(a)
                        yield              payable at
                                            maturity

Appling County Georgia Development Authority
   Pollution Control Revenue Bonds
   (Georgia Power Company) V.R.
   2nd Series 2001
       12-01-18           1.37%             $400,000                 $400,000
Breckinridge County Kentucky Lease Program
   Revenue Bonds
   V.R. Series 2002A (U.S. Bank)
       02-01-32           1.30             3,100,000                3,100,000
Chicago Illinois Midway Airport
   Second Lien Revenue Bonds
   V.R. Series 1998B (JP Morgan Chase)
   (MBIA Insured) A.M.T.
       01-01-29           1.35             2,700,000                2,700,000
District of Columbia
   Unlimited General Obligation Bonds
   V.R. Series 1991 B1 (Morgan Guaranty)
       06-01-03           1.30             1,155,000                1,155,000
Jackson County Mississippi
   Pollution Control Refunding Revenue Bonds
   (Chevron Corporation) V.R. Series 1993
       06-01-23           1.25               200,000                  200,000
Lincoln County Wyoming
   Pollution Control Revenue Bonds
   (Exxon Capital Ventures) V.R. Series 1987A
   A.M.T.
       07-01-17           1.30             1,300,000                1,300,000
Missouri State Health & Educational Facilities
   Revenue Bonds
   (Christian Brothers College)
   V.R. Series 2002A (U.S. Bank)
       10-01-32           1.35               400,000                  400,000
New York City
   Unlimited General Obligation Bonds
   V.R. Series 1992B (FGIC Insured)
       10-01-21           1.30             1,000,000                1,000,000
Schuylkill County Pennsylvania Industrial
   Development Authority Resource Recovery
   Refunding Revenue Bonds
   (Northeastern Power Company)
   V.R. Series 1997A Dexia Credit Local
       12-01-22           1.40               400,000                  400,000
Schuylkill County Pennsylvania Industrial
   Development Authority Resource Recovery
   Refunding Revenue Bonds
   (Northeastern Power Company)
   V.R. Series 1997B Dexia Credit Local A.M.T.
       12-01-22           1.50               400,000                  400,000

Total municipal notes
(Cost: $11,055,000)                                               $11,055,000

Total investments in securities
(Cost: $158,132,301)(h)                                          $166,755,622

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  The  following   abbreviations  may  be  used  in  the  portfolio  security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation

     AMBAC    -- American Municipal Bond Association Corporation

     BIG      -- Bond Investors Guarantee

     CGIC     -- Capital Guaranty Insurance Company

     FGIC     -- Financial Guarantee Insurance Corporation

     FHA      -- Federal Housing Authority

     FNMA     -- Federal National Mortgage Association

     FSA      -- Financial Security Assurance

     GNMA     -- Government National Mortgage Association

     MBIA     -- Municipal Bond Investors Assurance

     XLCA     -- XL Capital Assurance

(c)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of May 31, 2003, the value of securities subject to alternative minimum tax represented 5.2% of net assets.

     B.A.N.   -- Bond Anticipation Note

     C.P.     -- Commercial Paper

     R.A.N.   -- Revenue Anticipation Note

     T.A.N.   -- Tax Anticipation Note

     T.R.A.N. -- Tax & Revenue Anticipation Note

     V.R.     -- Variable Rate

     V.R.D.B. -- Variable Rate Demand Bond

     V.R.D.N. -- Variable Rate Demand Note

(d) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2003.

(e) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 2.8% of net assets as of May 31, 2003.

(f)  For  zero  coupon  bonds,  the  interest  rate  disclosed   represents  the
     annualized effective yield on the date of acquisition.

(g) At May 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $2,181,820.

(h) At May 31, 2003, the cost of securities for federal income tax purposes was approximately $158,132,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $8,630,000
     Unrealized depreciation                                         (6,000)
                                                                     ------
     Net unrealized appreciation                                 $8,624,000
                                                                 ----------

--------------------------------------------------------------------------------
15   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Intermediate Tax-Exempt Fund

May 31, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $158,132,301)                                                                      $166,755,622
Cash in bank on demand deposit                                                                                5,274
Capital shares receivable                                                                                   165,892
Accrued interest receivable                                                                               2,072,099
Receivable for investment securities sold                                                                 2,873,527
                                                                                                          ---------
Total assets                                                                                            171,872,414
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                            84,221
Capital shares payable                                                                                       20,097
Payable for investment securities purchased                                                               2,181,820
Accrued investment management services fee                                                                    2,089
Accrued distribution fee                                                                                      1,991
Accrued transfer agency fee                                                                                     100
Accrued administrative services fee                                                                             186
Other accrued expenses                                                                                       44,701
                                                                                                             ------
Total liabilities                                                                                         2,335,205
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $169,537,209
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    306,528
Additional paid-in capital                                                                              160,582,230
Undistributed net investment income                                                                           2,200
Accumulated net realized gain (loss)                                                                         22,930
Unrealized appreciation (depreciation) on investments                                                     8,623,321
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $169,537,209
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $129,102,337
                                                            Class B                                    $ 27,896,420
                                                            Class C                                    $ 12,537,116
                                                            Class Y                                    $      1,336
Net asset value per share of outstanding capital stock:     Class A shares         23,340,500          $       5.53
                                                            Class B shares          5,044,227          $       5.53
                                                            Class C shares          2,267,823          $       5.53
                                                            Class Y shares                243          $       5.50
                                                                                          ---          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Intermediate Tax-Exempt Fund

Six months ended May 31, 2003 (Unaudited)
Investment income
Income:
Interest                                                             $2,722,519
                                                                     ----------
Expenses (Note 2):
Investment management services fee                                      323,576
Distribution fee
   Class A                                                              136,976
   Class B                                                              120,257
   Class C                                                               50,889
Transfer agency fee                                                      41,287
Incremental transfer agency fee
   Class A                                                                2,925
   Class B                                                                1,712
   Class C                                                                  753
Administrative services fees and expenses                                29,771
Compensation of board members                                             3,600
Custodian fees                                                            7,330
Printing and postage                                                     28,775
Registration fees                                                        28,433
Audit fees                                                                9,500
Other                                                                     2,683
                                                                          -----
Total expenses                                                          788,467
   Expenses waived/reimbursed by AEFC (Note 2)                          (29,116)
                                                                        -------
                                                                        759,351
   Earnings credits on cash balances (Note 2)                            (1,519)
                                                                         ------
Total net expenses                                                      757,832
                                                                        -------
Investment income (loss) -- net                                       1,964,687
                                                                      ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)               51,356
Net change in unrealized appreciation (depreciation) on investments   6,778,301
                                                                      ---------
Net gain (loss) on investments                                        6,829,657
                                                                      ---------
Net increase (decrease) in net assets resulting from operations      $8,794,344
                                                                     ==========


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Intermediate Tax-Exempt Fund
                                                                             May 31, 2003        Nov. 30, 2002
                                                                           Six months ended       Year ended
                                                                              (Unaudited)
Operations and distributions
Investment income (loss) -- net                                             $  1,964,687       $  2,510,065
Net realized gain (loss) on investments                                           51,356            272,489
Net change in unrealized appreciation (depreciation) on investments            6,778,301            989,944
                                                                               ---------            -------
Net increase (decrease) in net assets resulting from operations                8,794,344          3,772,498
                                                                               ---------          ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                 (1,595,395)        (2,056,143)
      Class B                                                                   (258,160)          (364,957)
      Class C                                                                   (108,912)           (90,223)
      Class Y                                                                        (20)               (42)
   Net realized gain
      Class A                                                                   (228,867)          (147,931)
      Class B                                                                    (51,219)           (34,449)
      Class C                                                                    (20,750)            (4,348)
      Class Y                                                                         (3)                (4)
                                                                                      --                 --
Total distributions                                                           (2,263,326)        (2,698,097)
                                                                              ----------         ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                    51,012,993         66,118,141
   Class B shares                                                              8,402,962         12,483,523
   Class C shares                                                              4,313,727          7,566,831
Reinvestment of distributions at net asset value
   Class A shares                                                              1,562,405          1,864,016
   Class B shares                                                                259,031            335,158
   Class C shares                                                                118,352             88,894
Payments for redemptions
   Class A shares                                                            (19,378,468)       (27,718,223)
   Class B shares (Note 2)                                                    (2,301,314)        (4,377,090)
   Class C shares (Note 2)                                                      (726,105)          (604,010)
                                                                                --------           --------
Increase (decrease) in net assets from capital share transactions             43,263,583         55,757,240
                                                                              ----------         ----------
Total increase (decrease) in net assets                                       49,794,601         56,831,641
Net assets at beginning of period                                            119,742,608         62,910,967
                                                                             -----------         ----------
Net assets at end of period                                                 $169,537,209       $119,742,608
                                                                            ============       ============
Undistributed net investment income                                         $      2,200       $         --
                                                                            ------------       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Intermediate Tax-Exempt Fund

(Unaudited as to May 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in bonds and other debt obligations.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
19   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into Bond Market Association (BMA) swap agreements. BMA swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating BMA market interest rate versus a fixed interest rate. The Fund may employ BMA swaps to synthetically add or subtract principal exposure to the municipal market.

The BMA index serves as the reference for the floating market interest rate, and is a weekly high-grade market index comprised of 7-day tax-exempt variable rate demand notes produced by Municipal Market Data Group.

--------------------------------------------------------------------------------
20   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Risks of entering into a swap include a lack of correlation between BMA swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, BMA swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

BMA swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2003, the Fund has entered into outstanding when-issued securities of $2,181,820.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
21   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $20.50

o    Class B $21.50

o    Class C $21.00

o    Class Y $18.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $303,917 for Class A, $17,541 for Class B and $2,660 for Class C for the six months ended May 31, 2003.

For the six months ended May 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 0.88% for Class A, 1.63% for Class B, 1.63% for Class C and 0.61% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until Nov. 30, 2003. Under this agreement, total expenses will not exceed 0.88% for Class A, 1.64% for Class B, 1.63% for Class C and 0.70% for Class Y of the Fund's average daily net assets.

During the six months ended May 31, 2003, the Fund's custodian and transfer agency fees were reduced by $1,519 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
22   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $66,880,276 and $32,565,587, respectively, for the six months ended May 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                          Six months ended May 31, 2003
                                           Class A          Class B         Class C          Class Y
Sold                                       9,470,546        1,559,931        798,532            --
Issued for reinvested distributions          289,526           48,024         21,947            --
Redeemed                                  (3,596,817)        (427,857)      (133,988)           --
                                          ----------         --------       --------          ----
Net increase (decrease)                    6,163,255        1,180,098        686,491            --
                                           ---------        ---------        -------          ----

                                                            Year ended Nov. 30, 2002
                                           Class A          Class B         Class C          Class Y
Sold                                      12,513,172        2,357,292      1,424,341            --
Issued for reinvested distributions          354,001           63,694         16,816            --
Redeemed                                  (5,290,389)        (830,052)      (114,919)           --
                                          ----------         --------       --------          ----
Net increase (decrease)                    7,576,784        1,590,934      1,326,238            --
                                           ---------        ---------      ---------          ----

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended May 31, 2003.

--------------------------------------------------------------------------------
23   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003(k)      2002       2001       2000       1999
Net asset value, beginning of period                                       $5.29        $5.19      $5.04      $5.02      $5.14
Income from investment operations:
Net investment income (loss)                                                 .08          .16        .18        .19        .19
Net gains (losses) (both realized and unrealized)                            .25          .12        .15        .02       (.12)
Total from investment operations                                             .33          .28        .33        .21        .07
Less distributions:
Dividends from net investment income                                        (.08)        (.17)      (.18)      (.19)      (.19)
Distributions from realized gains                                           (.01)        (.01)        --         --         --
Total distributions                                                         (.09)        (.18)      (.18)      (.19)      (.19)
Net asset value, end of period                                             $5.53        $5.29      $5.19      $5.04      $5.02

Ratios/supplemental data
Net assets, end of period (in millions)                                     $129          $91        $50        $31        $29
Ratio of expenses to average daily net assets(c)                            .88%(d,e)    .89%(e)   1.02%       .99%       .90%(e)
Ratio of net investment income (loss) to average daily net assets          2.91%(d)     3.13%      3.45%      3.72%      3.78%
Portfolio turnover rate (excluding short-term securities)                    24%          52%        75%        77%         9%
Total return(i)                                                            6.31%(j)     5.45%      6.60%      4.22%      1.44%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003(k)      2002       2001       2000       1999
Net asset value, beginning of period                                       $5.29        $5.19      $5.03      $5.02      $5.14
Income from investment operations:
Net investment income (loss)                                                 .06          .12        .14        .15        .15
Net gains (losses) (both realized and unrealized)                            .25          .12        .16        .01       (.12)
Total from investment operations                                             .31          .24        .30        .16        .03
Less distributions:
Dividends from net investment income                                        (.06)        (.13)      (.14)      (.15)      (.15)
Distributions from realized gains                                           (.01)        (.01)        --         --         --
Total distributions                                                         (.07)        (.14)      (.14)      (.15)      (.15)
Net asset value, end of period                                             $5.53        $5.29      $5.19      $5.03      $5.02

Ratios/supplemental data
Net assets, end of period (in millions)                                      $28          $20        $12         $9         $9
Ratio of expenses to average daily net assets(c)                           1.63%(d,f)   1.64%(f)   1.78%      1.75%      1.65%(f)
Ratio of net investment income (loss) to average daily net assets          2.15%(d)     2.38%      2.69%      2.90%      3.02%
Portfolio turnover rate (excluding short-term securities)                    24%          52%        75%        77%         9%
Total return(i)                                                            5.91%(j)     4.66%      6.01%      3.23%       .69%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003(k)      2002       2001       2000(b)
Net asset value, beginning of period                                       $5.29        $5.18      $5.03      $5.00
Income from investment operations:
Net investment income (loss)                                                 .06          .12        .14        .06
Net gains (losses) (both realized and unrealized)                            .25          .13        .15        .03
Total from investment operations                                             .31          .25        .29        .09
Less distributions:
Dividends from net investment income                                        (.06)        (.13)      (.14)      (.06)
Distributions from realized gains                                           (.01)        (.01)        --         --
Total distributions                                                         (.07)        (.14)      (.14)      (.06)
Net asset value, end of period                                             $5.53        $5.29      $5.18      $5.03

Ratios/supplemental data
Net assets, end of period (in millions)                                      $13           $8         $1        $--
Ratio of expenses to average daily net assets(c)                           1.63%(d,g)   1.64%(g)   1.77%      1.75%(d)
Ratio of net investment income (loss) to average daily net assets          2.15%(d)     2.35%      2.66%      3.34%(d)
Portfolio turnover rate (excluding short-term securities)                    24%          52%        75%        77%
Total return(i)                                                            5.91%(j)     4.86%      5.82%      1.96%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003(k)      2002       2001       2000       1999
Net asset value, beginning of period                                       $5.26        $5.16      $5.02      $5.01      $5.13
Income from investment operations:
Net investment income (loss)                                                 .08          .17        .19        .20        .21
Net gains (losses) (both realized and unrealized)                            .25          .12        .14        .01       (.12)
Total from investment operations                                             .33          .29        .33        .21        .09
Less distributions:
Dividends from net investment income                                        (.08)        (.18)      (.19)      (.20)      (.21)
Distributions from realized gains                                           (.01)        (.01)        --         --         --
Total distributions                                                         (.09)        (.19)      (.19)      (.20)      (.21)
Net asset value, end of period                                             $5.50        $5.26      $5.16      $5.02      $5.01

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--          $--        $--        $--        $--
Ratio of expenses to average daily net assets(c)                            .61%(d,h)    .81%(h)    .95%       .92%       .80%(h)
Ratio of net investment income (loss) to average daily net assets          3.18%(d)     3.26%      3.49%      3.76%      4.03%
Portfolio turnover rate (excluding short-term securities)                    24%          52%        75%        77%         9%
Total return(i)                                                            6.44%(j)     5.67%      6.62%      4.24%      1.59%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 0.92% for the six months ended May 31, 2003 and 0.97% and 1.02% for the periods ended Nov. 30, 2002 and 1999, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.67% for the six months ended May 31, 2003 and 1.73% and 1.78% for the periods ended Nov. 30, 2002 and 1999, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.67% for the six months ended May 31, 2003 and 1.72% for the period ended Nov. 30, 2002.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.62% for the six months ended May 31, 2003 and 0.90% and 0.94% for the periods ended Nov. 30, 2002 and 1999, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended May 31, 2003 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP INTERMEDIATE TAX-EXEMPT FUND   --   2003 SEMIANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's next published Statement of Additional Information (SAI) which will be available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Tax-Exempt
        Bond
          Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                    May 31, 2003

AXP Tax-Exempt Bond Fund seeks to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investments.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             7

Financial Statements                                                 17

Notes to Financial Statements                                        20

(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
         AS OF MAY 31, 2003

PORTFOLIO MANAGER

Portfolio manager                               Terry Fettig*
Since                                                    7/03
Years in industry                                          25

* The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For investors seeing as much current income generally exempt from federal taxes as possible with only modest risk to their investments.

Inception dates
A: 11/24/76       B: 3/20/95     C: 6/26/00        Y: 3/20/95

Ticker symbols
A: INTAX          B: ITEBX       C: --             Y: --

Total net assets                               $915.7 million

Number of holdings                          approximately 180

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT.   LONG
                 X     HIGH
                       MEDIUM    QUALITY
                       LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Insured 50.3%
Non-insured 49.7%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                  70.9%
AA bonds                                                   12.3
A bonds                                                     6.7
BBB bonds                                                   6.7
Non-investment grade bonds                                  0.4

TOP TEN STATES

Percentage of portfolio assets

Illinois                                                   10.3%
New York                                                    9.0
California                                                  8.5
Texas                                                       7.1
Massachusetts                                               6.2
Washington                                                  6.0
Arizona                                                     3.8
Michigan                                                    3.7
New Jersey                                                  3.6
Florida                                                     3.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

                           WITH PORTFOLIO MANAGEMENT

Q: How did AXP Tax-Exempt Bond Fund perform for the first half of fiscal year 2003?

A: AXP Tax-Exempt Bond Fund's Class A shares (excluding sales charge) rose 6.81% for the six-month period ended May 31, 2003, outpacing the unmanaged Lehman Brothers Municipal Bond Index, which increased 6.46% for the period. The Fund also outperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which rose 6.40% over the same time frame.

Q: What factors most significantly impacted performance during the semiannual period?

A: The tax-exempt bond market was quite strong over the semiannual period, outperforming the taxable bond market. The Lehman Brothers Municipal Bond Index gained 6.46% for the six months compared to the Lehman Brothers Aggregate Bond Index's 6.29% return. Indeed, municipal market yields rallied in spite of high municipal issuance. The supply of municipal bonds for the first five months of 2003 was on pace to match the record $358 billion set in calendar year 2002. Still, demand kept up with supply. Many municipal issuers sought to refinance or restructure their existing debt at the lower rates available. With headlines in the press dominated by volatile equity performance, corporate accounting scandals, and geopolitical tensions, many investors turned to municipal bonds to temper and diversify their portfolios. Extremely low interest rates on short-term money market securities also played a role in the strength

(bar graph)
                PERFORMANCE COMPARISON
            For the year ended May 31, 2003
8%

7%      (bar 1)       (bar 2)       (bar 3)

6%       +6.81%        +6.46%        +6.40%

5%

4%

3%

2%

1%

0%

(bar 1) AXP Tax-Exempt Bond Fund Class A (excluding sales charge)
(bar 2) Lehman Brothers Municipal Bond Index (unmanaged)(1)
(bar 3) Lipper General Municipal Debt Funds Index(2)

(1) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the fund.

(2) The Lipper General Municipal Debt Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > We upgraded the overall credit quality of the portfolio, given our outlook for a slow growth economy. (end callout quote)

     of municipal securities, as investors sought higher yields from longer-term securities that were generally tax-exempt. Municipal credit quality was impacted during the period, as municipalities across the country experienced budget shortfalls due to declining revenue sources and increasing Medicaid and education costs. However, the asset class maintained a high credit quality overall.

     As of May 31, 2003, the one-year municipal bond was offering yields of about 87% that of same-maturity U.S. Treasuries, and 30-year municipals were offering yields of approximately 98% that of long-term U.S. Treasury bonds. This made municipal bond yields particularly attractive for investors seeking diversification within alternative asset classes. The municipal yield curve was in a steepened position for most of the semiannual period.

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003

                           Class A                 Class B                      Class C                     Class Y
(Inception dates)        (11/24/76)               (3/20/95)                    (6/26/00)                   (3/20/95)
                       NAV(1)     POP(2)     NAV(1)     After CDSC(3)    NAV(1)     After CDSC(4)       NAV(5)     POP(5)
6 months*              +6.81%     +1.74%     +6.15%        +2.15%        +6.14%        +5.14%           +6.60%     +6.60%
1 year                 +9.40%     +4.21%     +8.57%        +4.57%        +8.57%        +8.57%           +9.23%     +9.23%
5 years                +5.36%     +4.34%     +4.56%        +4.39%          N/A           N/A            +5.48%     +5.48%
10 years               +5.77%     +5.26%       N/A           N/A           N/A           N/A              N/A        N/A
Since inception          N/A        N/A      +5.47%        +5.47%        +7.54%        +7.54%           +6.40%     +6.40%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     Our general focus was to position the Fund to take advantage of these positive trends for the municipal bond market.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We made several strategic moves within the Fund during the semiannual period. First, we upgraded the overall credit quality of the portfolio, given our outlook for a slow growth economy. As of May 31, 2003, more than 95% of invested portfolio assets were in investment grade bonds. This benefited the Fund, as higher quality municipal securities generally performed better than lower quality issues during the period. Second, we gradually moved to a neutral duration versus the benchmark and from a concentration in intermediate-term bonds to a laddered structure that more closely mirrored the Lehman Brothers Municipal Bond Index. A laddered portfolio is one whereby maturities are staggered so that bonds in the portfolio come due periodically. These moves were made in an effort both to reduce the volatility and risks associated with interest rate forecasts and to produce more consistent returns.

     Third, we completely eliminated the Fund's position in tobacco-settlement revenue bonds, other tobacco-related issues and avoided any holdings in airline special facility issues. We also avoided purchasing any bonds subject to the alternative minimum tax (AMT), a significant advantage to many Fund investors. We emphasized essential-service revenue bonds, such as those for electric and water and sewer projects.

     Finally, the Fund benefited from its holdings in zero-coupon bonds. Zero-coupon bonds, which pay no interest but instead are sold at a deep discount to face value and are then redeemed at face value on a specified maturity date, tend to outperform in a declining interest rate environment.

     Overall, we continued to diversify the Fund's holdings by coupon, maturity, and type of obligation. Of course, the greatest percentage of portfolio assets tended to be invested in those larger states with higher issuance. However, assets were allocated across various states, cities, counties and special districts to further help manage risk.

Q:   What is your outlook for the  coming months?

A: We expect relatively slow but positive economic growth in the months ahead. We believe inflation will remain subdued and that interest rates will remain low. High quality securities are likely to retain an advantage as long as the economy maintains a slow recovery. This emphasis on quality should continue to work to the benefit of municipal bonds. We also believe that municipal bonds will continue to offer attractive yields compared to U.S. Treasuries. Thus, our focus will remain on seeking higher-quality securities with an emphasis on generating as much current income exempt from federal income taxes as possible with only modest risk.

Effective July 8, 2003, Terry Fettig assumed direct portfolio management responsibility for the Fund.

--------------------------------------------------------------------------------
6   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Tax-Exempt Bond Fund
May 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Municipal bonds (97.9%)

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(c)

Alabama (0.2%)

Birmingham General Obligation
   Unlimited Warrants Series 2003A
   (AMBAC Insured)
       06-01-12           5.25%           $1,660,000               $1,934,713

Alaska (2.2%)

North Slope Borough Capital Appreciation
   Unlimited General Obligation Bonds
   Zero Coupon Series 1992A
   (MBIA Insured)
       06-30-03           2.02             8,500,000(b)             8,490,971
North Slope Borough
   Unlimited General Obligation Bonds
   Zero Coupon Series 1994B
   (FSA Insured)
       06-30-04           7.05             3,000,000(b)             2,960,190
       06-30-05           7.15             3,000,000(b)             2,900,160
State Unlimited General Obligation Bonds
   Series 2003A (FSA Insured)
       08-01-06           5.25             5,300,000                5,908,970
Total                                                              20,260,291

Arizona (3.9%)

Maricopa County
   Industrial Development Authority
   Multi-family Housing
   Revenue Bonds Series 1996A
       07-01-26           6.63             2,500,000                2,923,875
Maricopa County General Obligation
   Unlimited School Improvement Bonds
   District #90 Saddle Mountain
   Series 2003A
       07-01-14           5.00             1,550,000                1,628,833
Phoenix Industrial Development Authority
   Refunding Revenue Bonds
   Christian Care Apartments
   Series 1995A
       01-01-16           6.25             1,900,000                1,931,426
Phoenix Industrial Development Authority
   Single Family Mtge Capital Appreciation
   Revenue Bonds Zero Coupon Series 1983
   Escrowed to Maturity
       12-01-14           6.70            39,000,000(b)            25,707,240
Phoenix Junior Lien Street & Highway User
   Refunding Revenue Bonds Series 1992
       07-01-11           6.25             1,350,000                1,368,725
State School Facilities Board
   School Improvement Revenue Bonds
   Series 2001
       07-01-03           5.00             2,000,000                2,006,190
Total                                                              35,566,289

Arkansas (0.3%)

State Development Finance Authority
   Single Family Mortgage Revenue Bonds
   Series 2003A (GNMA/FNMA Insured)
       07-01-34           4.90             2,500,000                2,567,225

California (8.5%)

Los Angeles Unified School District
   Unlimited General Obligation Bonds
   Series 2003A (MBIA Insured)
       01-01-28           5.00             5,000,000                5,302,550
Orange County Certificates of Participation
   Civic Center Facility Capital Appreciation
   Refunding Bonds Zero Coupon Series 1991
   (AMBAC Insured)
       12-01-18           6.97            13,795,000(b)             6,997,238
Sacramento Cogeneration Authority
   Pre-refunded Revenue Bonds
   Procter & Gamble Series 1995
       07-01-14           6.50             5,000,000                5,657,900
State Public Works Board
   California Community Colleges Lease
   Pre-refunded Revenue Bonds
   Series 1994
       03-01-19           7.00             3,900,000                4,151,355

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
7   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(c)

California (cont.)

State Public Works Board
   University of California
   Lease Refunding Revenue Bonds
   Series 1993A
       06-01-14           5.50%           $7,275,000               $8,511,532
State Unlimited General Obligation Bonds
   Series 1999 (MBIA Insured)
       01-01-15           5.75             5,520,000                6,551,136
       02-01-27           5.25            20,000,000               21,693,200
State Unlimited General Obligation
   Pre-refunded Bonds Series 1999
       12-01-15           5.75            10,730,000               13,130,301
West Covina Redevelopment Agency
   Community Facilities District
   Special Tax Refunding Bonds
   Series 1996
       09-01-17           6.00             5,000,000                6,144,850
Total                                                              78,140,062

Colorado (1.9%)

Arapahoe County Public Highway Authority
   Capital Improvement Trust Fund
   E-470 Highway
   Pre-refunded Revenue Bonds
   Series 1986
       08-31-26           7.00             5,685,000                6,587,778
E-470 Public Highway Authority
   Capital Appreciation Revenue Bonds
   Zero Coupon Series 2000B
   (MBIA Insured)
       09-01-20           6.20             6,000,000(b)             2,681,280
North Range Metropolitan District #1
   Limited Tax General Obligation Bonds
   Commerce City Series 2001
       12-15-31           7.25             5,000,000                5,104,600
Trailmark Metropolitan District Limited
   General Obligation Bonds
   Series 1999A
       12-01-18           5.80             3,165,000                3,224,280
Total                                                              17,597,938

Connecticut (3.1%)

State General Obligation Bonds
   Series 1992A
       03-15-06           6.40             8,000,000                9,094,000
State General Obligation Bonds
   Series 2002C
       12-15-03           3.00             8,520,000                8,613,550
State Health & Education Facilities
   Revenue Bonds
   Yale University Series 2003
       07-01-42           5.00            10,000,000               10,554,700
Total                                                              28,262,250

District of Columbia (1.4%)

District Unlimited Tax Capital Appreciation
   General Obligation Bonds
   Zero Coupon Series 1994B
   (MBIA Insured)
       06-01-13           6.63            10,000,000(b)             6,799,100
District Unlimited Tax Pre-refunded
   Capital Appreciation General
   Obligation Bonds Zero Coupon
   Series 1994B (MBIA Insured)
       06-01-14           6.64             8,315,000(b)             5,581,194
Total                                                              12,380,294

Florida (3.3%)

Broward County Resource Recovery
   Revenue Bonds Wheelabrator Series 2001A
       12-01-08           5.50             6,190,000                6,996,186
Broward County School Board Certificates of
   Participation Series 2002B (FSA Insured)
       07-01-03           3.50             2,295,000                2,299,358
Orlando & Orange Counties Expressway Authority
   Revenue Bonds Series 2003B
   (AMBAC Insured)
       07-01-30           5.00            13,000,000               13,731,901
State Municipal Loan Council Capital Appreciation
   Revenue Bonds Zero Coupon
   Series 2000A (MBIA Insured)
       04-01-20           6.02             4,360,000(b)             2,039,782
State Municipal Loan Council Revenue Bonds
   North Miami Beach Water Project
   Series 2002B (MBIA Insured)
       08-01-32           5.00             4,610,000                4,859,539
Total                                                              29,926,766

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(c)

Hawaii (0.6%)

State Unlimited General Obligation Bonds
   Series 2001CV (FGIC Insured)
       08-01-11           5.50%           $5,000,000               $5,908,050

Idaho (0.4%)

State Health Facilities Authority
   Revenue Bonds
   Bannock Regional Medical Center
   Series 1995
       05-01-17           6.38             1,450,000                1,526,763
       05-01-25           6.13             2,250,000                2,315,700
Total                                                               3,842,463

Illinois (10.4%)

Alton Madison County Hospital Facilities
   Refunding Revenue Bonds
   St. Anthony's Health Center Series 1996
       09-01-10           6.00             2,975,000                3,076,626
       09-01-14           6.00             1,765,000                1,773,790
Cook & Will Counties Township High School
   District #206 Capital Appreciation Bonds
   Zero Coupon Series 1992C (AMBAC Insured)
       12-01-10           6.55             2,605,000(b)             2,079,519
Cook County Community
   Consolidated School District #21
   Capital Appreciation
   General Obligation Bonds
   Zero Coupon Series 2000
   (FSA Insured)
       12-01-19           6.03             3,140,000(b)             1,500,951
Cook County School District #170
   Chicago Heights Pre-refunded
   Capital Appreciation Bonds
   Zero Coupon Series 1992C
   (AMBAC Insured)
       12-01-09           6.50             2,155,000(b)             1,807,183
       12-01-10           6.55             2,155,000(b)             1,720,293
Jefferson County Unlimited
   General Obligation Bonds
   Series 2003A (FGIC Insured)
       01-15-24           5.25             2,420,000                2,612,172
Kendall Kane & Will Counties Community
   School District #308 Unlimited
   General Obligation Bonds
   Series 2002A (FSA Insured)
       10-01-08           4.50             2,260,000                2,514,566
Metropolitan Pier & Exposition Authority
   Dedicated State Tax
   Capital Appreciation Revenue Bonds
   McCormick Place Expansion
   Series 2002A (MBIA Insured)
       06-15-42           5.25            20,000,000               21,375,001
Metropolitan Pier & Exposition Authority
   Dedicated State Tax Capital Appreciation
   Refunding Revenue Bonds McCormick Place
   Expansion Zero Coupon Series 1993A
   (FGIC Insured)
       06-15-10           6.64               240,000(b)               189,708
       06-15-16           6.80             9,000,000(b)             5,218,380
       06-15-21           6.54             5,000,000(b)             2,201,323
State Development Finance Authority
   Pollution Control Refunding Revenue Bonds
   Illinois Power Series 1991A
       07-01-21           7.38            10,000,000               11,926,400
State Development Finance Authority
   Retirement Housing Revenue Bonds
   Zero Coupon Series 1990
   Escrowed to Maturity
       04-15-20           7.75            13,745,000(b)             6,718,556
State Educational Facilities Authority
   Pre-refunded Revenue Bonds
   Columbia College Series 1992
       12-01-17           6.88             1,930,000                2,097,466
State Educational Facilities Authority
   Refunding Revenue Bonds
   Augustana College Series 2003A
       10-01-22           5.63             2,500,000                2,629,150
State Educational Facilities Authority
   Un-refunded Revenue Bonds
   Columbia College Series 1992
       12-01-17           6.88               830,000                  864,827
State Health Facilities Authority
   Refunding Revenue Bonds
   Masonic Medical Center
   Series 1993
       10-01-19           5.50             5,000,000                5,165,650
State Unlimited General Obligation Bonds
   1st Series 2001 (FSA Insured)
       05-01-26           5.25             6,500,000                6,919,835
State Unlimited General Obligation Bonds
   1st Series 2002 (MBIA Insured)
       10-01-16           5.00            11,000,000               12,212,090

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(c)

Illinois (cont.)

Will County United School District #365
   Unlimited Tax General Obligation
   Revenue Bonds Series 2001 (FSA Insured)
       11-01-03           3.50%             $920,000                 $929,421
Total                                                              95,532,907

Indiana (1.8%)

Seymour Economic Development
   Revenue Bonds
   Union Camp Series 1992
       07-01-12           6.25             2,870,000                3,217,614
State Transportation Finance Authority
   Highway Revenue Bonds
   Series 1990A
       06-01-15           7.25            10,000,000               13,182,742
Total                                                              16,400,356

Kentucky (0.9%)

Muhlenberg County Hospital
   Refunding Revenue Bonds
   Muhlenberg Community Hospital
   Series 1996
       07-01-10           6.75             2,575,000                2,722,625
Owensboro Electric Light & Power
   Refunding Revenue Bonds
   Zero Coupon Series 1991B (AMBAC Insured)
       01-01-15           6.65             9,125,000(b)             5,837,262
Total                                                               8,559,887

Louisiana (1.8%)

New Orleans Capital Appreciation
   General Obligation Refunding
   Revenue Bonds Zero Coupon
   Series 1991 (AMBAC Insured)
       09-01-12           6.63             6,250,000(b)             4,486,625
New Orleans Home Mtge Authority
   Special Obligation Refunding Bonds
   Series 1992 Escrowed to Maturity
       01-15-11           6.25             8,975,000               10,848,442
State Public Facilities Authority
   Revenue Bonds Centenary College
   Series 1997
       02-01-17           5.90             1,000,000                1,175,860
Total                                                              16,510,927

Maine (1.1%)

State Municipal Refunding Revenue Bonds
   Series 2003A
       11-01-07           5.00             9,000,000               10,154,970

Maryland (1.3%)

Washington Suburban Sanitation District
   Unlimited General Obligation Bonds
   Series 2003
       06-01-08           5.25            10,000,000               11,519,000

Massachusetts (6.2%)

Route 3 North Transit Improvement
   Association Lease
   Revenue Bonds Series 2000
   (MBIA Insured)
       06-15-17           5.75             7,570,000                8,824,197
State Development Finance Agency
   Revenue Bonds Series 2003A
       07-01-23           6.38             1,000,000                1,113,420
State Health & Educational Facilities Authority
   Refunding Revenue Bonds
   Caritas Christi Obligated Group
   Series 1999A
       07-01-15           5.70             1,150,000                1,099,147
State Health & Educational Facilities Authority
   Revenue Bonds Harvard University
   Series 2002FF
       07-15-37           5.13            15,000,000               15,893,849
State Housing Finance Agency Revenue Bonds
   Series 2003A
       12-01-15           4.60             2,815,000                2,935,989
State Housing Finance Agency Revenue Bonds
   Series 2003B
       12-01-15           4.60             2,300,000                2,398,854
       12-01-16           4.70             4,310,000                4,497,830
State Industrial Finance Agency Revenue Bonds
   Phillips Academy Series 1993
       09-01-23           5.38             3,000,000                3,543,870
State Unlimited General Obligation Bonds
   Series 2002E
       01-01-08           5.50             7,000,000                7,984,690
State Unlimited General Obligation
   Refunding Revenue Bonds
   Series 2003A (MBIA Insured)
       02-01-22           5.00             6,805,000                7,235,825

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(c)

Massachusetts (cont.)

Westfield Unlimited General Obligation Refunding
   Revenue Bonds Series 2003
   (MBIA Insured)
       09-01-12           5.00%           $1,180,000               $1,364,623
Total                                                              56,892,294

Michigan (3.8%)

Battle Creek Calhoun County Downtown
   Development Authority Pre-refunded
   Bonds Series 1994
       05-01-22           7.65             3,750,000                4,041,975
Detroit Downtown Development Authority
   Development Area Project #1 Junior Lien
   Tax Increment Pre-refunded Bonds
   Series 1996D
       07-01-25           6.50             6,000,000                7,038,720
Detroit Sewer Disposal
   Senior Lien Refunding Revenue Bonds
   Series 2003A (FSA Insured)
       07-01-19           5.00             2,500,000                2,739,400
Grand Haven Electric
   Refunding Revenue Bonds
   Series 2003 (MBIA Insured)
       07-01-12           5.25             2,165,000                2,527,984
New Haven Community Schools Unlimited
   General Obligation Bonds Series 2002
       05-01-22           5.25             5,500,000                5,978,060
State Hospital Finance Authority
   Refunding Revenue Bonds
   Central Michigan Community Hospital
   Series 1996
       10-01-16           6.25             2,225,000                2,237,193
State Hospital Finance Authority
   Refunding Revenue Bonds
   Presbyterian Villages Obligated Group
   Series 1995
       01-01-15           6.40             1,000,000                  970,410
State Hospital Finance Authority
   Refunding Revenue Bonds
   Presbyterian Villages Obligated Group
   Series 1997
       01-01-15           6.38               400,000                  387,368
State Municipal Bond Authority
   Clean Water Revolving Fund
   Revenue Bonds Series 2001
       10-01-19           5.25             2,000,000                2,217,760
State Municipal Bond Authority
   Drinking Water Revolving Fund
   Revenue Bonds Series 2002
       10-01-22           5.00             4,350,000                4,673,118
Summit Academy North
   Public School Academy Certificates
   of Participation Series 2001
       07-01-21           7.13             1,615,000                1,697,252
Total                                                              34,509,240

Minnesota (0.6%)

Austin Housing & Redevelopment Authority
   Governmental Housing Gross Revenue Bonds
   Courtyard Residence Series 2000A
       01-01-20           7.15               650,000                  665,646
Minneapolis Unlimited General Obligation Bonds
   Series 2001
       12-01-03           5.00             5,080,000                5,180,177
Total                                                               5,845,823

Missouri (1.4%)

St. Louis Regional Convention & Sports Complex
   Authority Pre-refunded Revenue Bonds
   Series 1991C
       08-15-21           7.90             8,105,000                8,214,661
State Health & Educational Facilities Authority
   Revenue Bonds Park College Series 1999
       06-01-19           5.88             4,000,000                4,257,440
Total                                                              12,472,101

Nevada (3.1%)

Clark County School District General Obligation
   Refunding Bonds Series 1998 (FSA Insured)
       06-15-12           5.50            10,000,000               11,830,600
Clark County Special Improvement District #108
   Local Improvement Bonds Summerlin
   Series 1997
       02-01-12           6.50             4,440,000                4,590,738
Department of Business & Industry
   Capital Appreciation Revenue Bonds
   Las Vegas Monorail
   Zero Coupon Series 2000
   (AMBAC Insured)
       01-01-15           5.65             9,870,000(b)             6,157,794

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(c)

Nevada (cont.)

Summerlin Local Improvement
   Revenue Bonds District #808
   Series 2001
       06-01-11           6.00%           $1,995,000               $2,058,421
Washoe County Airport Authority
   Airport System Improvement
   Refunding Revenue Bonds
   Series 2003 (FSA Insured)
       07-01-09           5.00             3,110,000                3,502,513
Total                                                              28,140,066

New Jersey (3.7%)

New Jersey Sports & Exposition Authority
   State Contract Rites Series 2000A
   Inverse Floater (MBIA Insured)
       03-01-16          10.02             3,385,000(f)             4,464,544
New Jersey Sports & Exposition Authority
   State Contract Rites Series 2000B
   Inverse Floater (MBIA Insured)
       03-01-17          10.02             3,535,000(f)             4,662,382
New Jersey Sports & Exposition Authority
   State Contract Rites Series 2000C
   Inverse Floater (MBIA Insured)
       03-01-18          10.02             3,490,000(f)             4,566,316
State Economic Development Authority
   Senior Lien Revenue Bonds
   Series 2001A (MBIA Insured)
       07-01-07           5.00             7,955,000                8,917,476
State Transportation Toll Road Fund Authority
   Transportation Systems Revenue Bonds
   Series 2001A
       06-15-07           5.50             3,435,000                3,898,313
State Transportation Trust Fund Authority
   Refunding Revenue Bonds
   Residual Certificates Inverse Floater
   Series 2000 (FSA Insured)
       06-15-14           8.60             5,000,000(f)             7,173,500
Total                                                              33,682,531

New Mexico (0.4%)

State Highway Commission Senior Subordinated Lien
   Revenue Bonds Series 2001A
       06-15-03           4.75             4,000,000                4,006,379

New York (9.0%)

Long Island Power Authority Electric System
   Revenue Bonds Series 2003B
       06-01-05           5.00             5,000,000                5,302,550
Metropolitan Transportation Authority
   Revenue Bonds Series 2002A
       11-15-32           5.75             5,000,000                5,563,950
New York City Unlimited General Obligation
   Pre-refunded Bonds Series 1994B-1
       08-15-16           7.00             8,850,000                9,573,222
New York City Unlimited General Obligation
   Refunding Bonds Series 2002C
       08-01-10           5.25            12,645,000               14,103,854
New York City Unlimited General Obligation
   Refunding Bonds Series 2002G
   (FGIC Insured)
       08-01-10           5.50            10,000,000               11,635,800
State Dormitory Authority
   New York City University System
   Consolidated 2nd Generation Resource
   Revenue Bonds Series 1993A
       07-01-18           5.75             5,500,000                6,715,170
State Dormitory Authority Refunding Revenue
   Bonds Sloan-Kettering Center
   Series 2003 (MBIA Insured)
       07-01-23           5.00             5,000,000                5,366,200
       07-01-24           5.00             2,500,000                2,666,075
State Thruway Authority
   Highway & Bridge Trust Fund
   Revenue Bonds Series 1999B
   (FGIC Insured)
       04-01-08           5.00             2,730,000                3,087,985
State Urban Development Revenue Bonds
   Correctional & Youth Facilities
   Series 2002A
       01-01-08           5.00            13,280,000               14,793,388
       01-01-09           5.00             3,500,000                3,932,740
Total                                                              82,740,934

North Carolina (2.0%)

Charlotte Unlimited General Obligation Bonds
   Series 2003A
       07-01-08           4.25             2,000,000                2,207,500
Eastern Municipal Power Agency Catawba Electric #1
   Revenue Bonds Series 2003A
       01-01-11           5.50             5,125,000                5,744,561
Eastern Municipal Power Agency Power System
   Refunding Revenue Bonds
   Series 2003A
       01-01-10           5.50             2,375,000                2,612,168

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(c)

North Carolina (cont.)

Eastern Municipal Power Agency Power System
   Refunding Revenue Bonds
   Series 2003F
       01-01-14           5.50%           $5,000,000(i)            $5,448,150
Rutherford County Unlimited General Obligation
   Refunding Revenue Bonds
   Series 2003B (MBIA Insured)
       06-01-06           4.50             1,985,000                2,170,796
Total                                                              18,183,175

Ohio (1.5%)

Carroll Water & Sewer District
   Unlimited Tax General Obligation Bonds
   Series 1998
       12-01-10           6.25               705,000                  755,887
Cleveland City School District
   Refunding Revenue Bonds
   Series 1997 (AMBAC Insured)
       06-01-07           5.75             7,000,000                8,060,360
Cuyahoga County Refunding Revenue Bonds
   Cleveland Clinic Foundation
   Series 2003A
       01-01-32           6.00             4,000,000                4,329,800
State Water Development Authority
   Pollution Control Facilities
   Refunding Revenue Bonds
   Cleveland Electric Illuminating
   Series 1995
       08-01-25           7.70               300,000                  326,127
Total                                                              13,472,174

Oklahoma (0.3%)

Valley View Hospital Authority
   Refunding Revenue Bonds
   Series 1996
       08-15-14           6.00             2,695,000                2,791,319

Oregon (1.9%)

State Department of Administrative Services
   Revenue Bonds Series 2003
   (FSA Insured)
       09-01-06           5.00             7,190,000                8,007,359
       09-01-11           5.00             5,000,000                5,750,450
State Housing & Community Services Department
   Single Family Mortgage Program
   Series 2003A
       07-01-24           4.80             3,225,000                3,303,561
Total                                                              17,061,370

Pennsylvania (2.5%)

Allegheny County Industrial Development
   Authority Capital Appreciation
   Revenue Bonds
   Magee Women's Hospital
   Zero Coupon Series 1992
   (FGIC Insured)
       10-01-17           5.81             5,115,000(b)             2,754,939
Central Bucks School District Unlimited
   General Obligation Bonds Series 2003
       05-15-21           5.00             4,680,000                5,051,030
Delaware County Industrial Development
   Authority Pollution Control
   Refunding Revenue Bonds
   Series 1997A
       07-01-13           6.10             4,000,000                4,213,160
Lehigh County Industrial Development Authority
   Pollution Control Refunding
   Revenue Bonds Series 2003
   (AMBAC Insured)
       11-01-08           3.13             3,000,000                3,095,130
Philadelphia Hospital & Higher Education
   Facilities Authority Hospital
   Revenue Bonds
   Friends Hospital Series 1993
       05-01-11           6.20             2,500,000                2,341,925
State Industrial Development Authority
   Revenue Bonds Series 2002
   (AMBAC Insured)
       07-01-09           5.00             4,825,000                5,512,370
Total                                                              22,968,554

Puerto Rico (2.1%)

Puerto Rico Electric Power Authority
   Revenue Bonds Series 2002LL
   (MBIA Insured)
       07-01-16           5.50            10,500,000(h)            12,699,435
Puerto Rico Municipal Finance Agency
   General Obligation Bonds
   Series 2000R Inverse Floater
   (FSA Insured)
       08-01-13           8.35             5,000,000(f,h)           6,829,200
Total                                                              19,528,635

Rhode Island (0.2%)

Providence Special Tax Increment
   Obligation Bonds Series 1996D
       06-01-16           6.65             1,500,000                1,596,015

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(c)

South Carolina (1.7%)

Horry County Hospital
   Refunding Revenue Bonds
   Conway Hospital Series 1992
       07-01-12           6.75%             $750,000                 $759,848
State Public Service Authority
   Refunding Revenue Bonds
   Series 2003A (AMBAC Insured)
       01-01-19           5.00             5,000,000(i)             5,500,750
       01-01-20           5.00             4,000,000(i)             4,358,560
State Transportation Infrastructure
   Junior Lien Revenue Bonds
   Series 2001B (AMBAC Insured)
       10-01-31           5.25             5,000,000                5,384,550
Total                                                              16,003,708

Texas (7.1%)

Austin Utility System Capital Appreciation
   Refunding Revenue Bonds Zero Coupon
   Series 1992 (AMBAC Insured)
       11-15-10           6.51             5,055,000(b)             3,934,913
Cypress-Fairbanks Independent School District
   Unlimited General Obligation Bonds
   Series 2002
   (Permanent School Fund Guarantee)
       02-15-21           5.13             3,500,000                3,803,485
Duncanville Texas Independent School District
   Capital Appreciation Unlimited General
   Obligation Bonds Series 2001
   (Zero coupon through 8-15-03, thereafter 5.65%)
   (Permanent School Fund Guarantee)
       02-15-28           5.40            10,000,000(g)            10,826,500
Harris County Health Facilities Development
   Hermann Hospital Revenue Bonds
   Series 1994 (MBIA Insured)
       10-01-24           6.38             8,820,000                9,517,045
Midland Independent School District
   Unlimited General Obligation Bonds
   Series 2003
   (Permanent School Fund Guarantee)
       02-15-19           5.25             2,220,000                2,470,438
Richardson Independent School District
   Unlimited General Obligation Bonds
   Series 2003
   (Permanent School Fund Guarantee)
       02-15-11           4.00             8,285,000(i)             8,845,895
San Antonio Municipal Drain Utility System
   Revenue Bonds Series 2003
   (MBIA Insured)
       02-01-20           5.00             1,980,000                2,136,400
San Antonio Water Pre-refunded Revenue Bonds
   Series 1992 (FGIC Insured)
       05-15-07           6.40               800,000                  840,616
San Antonio Water Refunding Revenue Bonds
   Escrowed to Maturity Series 1992
   (FGIC Insured)
       05-15-07           6.40             3,695,000                4,347,500
Socorro Independent School District
   Unlimited General Obligation
   Refunding Bonds Series 2001
   (Permanent School Fund Guarantee)
       08-15-19           5.38             2,200,000                2,450,690
State Municipal Power Agency Capital Appreciation
   Refunding Revenue Bonds Zero Coupon
   Series 1989 (AMBAC Insured)
       09-01-09           6.90            18,000,000(b)            14,935,207
Tom Green County
   Health Facilities Development Hospital
   Revenue Bonds Shannon Health Systems
   Series 2001
       05-15-11           6.20             1,000,000                1,078,780
Total                                                              65,187,469

Utah (0.4%)

Intermountain Power Agency
   Power Supply Refunding Revenue
   Bonds Series 2003A (FSA Insured)
       07-01-06           5.00             3,500,000                3,872,330

Virginia (0.4%)

State Public School Authority Revenue Bonds
   Series 2001A
       08-01-16           5.00             3,300,000                3,681,711

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Name of                  Coupon             Principal                Value(a)
issuer and                rate               amount
title of issue(c)

Washington (6.0%)

Energy Northwest Electric
   Refunding Revenue Bonds
   Project #3 Series 2003A
   (MBIA Insured)
       07-01-12           5.50%          $10,000,000              $11,820,899
Grant County Public Utility District #2
   Refunding Revenue Bonds
   Series 2001H (FSA Insured)
       01-01-09           5.00             9,635,000               10,847,661
King & Snohomish Counties School District #417
   Unlimited General Obligation Bonds
   Series 2002 (FSA Insured)
       12-01-03           3.00             3,050,000                3,080,134
King County Housing Authority
   Pooled Housing Refunding
   Revenue Bonds Series 1995A
       03-01-26           6.80             2,500,000                2,618,500
King County Unlimited Tax
   General Obligation Bonds
   Auburn School District #408
   Series 1992A
       12-01-06           6.38             8,000,000                8,806,240
Seattle Water System
   Refunding Revenue Bonds
   Series 2003 (MBIA Insured)
       09-01-19           5.00             7,185,000                7,907,883
State Public Power Supply System
   Nuclear Power Project #3
   Capital Appreciation Refunding
   Revenue Bonds Zero Coupon
   Series 1989B (MBIA Insured)
       07-01-13           6.61            10,360,000(b)             7,014,342
State Unlimited General Obligation Bonds
   Series 1999B
       01-01-13           5.00             2,675,000                2,953,040
Total                                                              55,048,699

Wisconsin (0.4%)

State Health & Educational Facilities Authority
   Divine Savior Hospital Revenue Bonds
   Series 1999 (ACA Insured)
       06-01-28           5.70             3,140,000                3,295,053

Total municipal bonds
(Cost: $814,295,049)                                             $896,043,968

Municipal notes (3.1%)

Issuer                  Effective            Amount                  Value(a)
(c,d,e)                   yield            payable at
                                            maturity
Clarksville Tennessee Public Building Authority
   Revenue Bonds V.R. Series 2001
   (Bank of America)
       07-01-31           1.35%           $2,095,000               $2,095,000
Collier County Florida Health Facilities Authority
   Hospital Revenue Bonds
   Cleveland Clinic V.R. Series 2003
   (Bank of America)
       01-01-35           1.35             8,000,000                8,000,000
Iowa State Finance Authority Private College
   Revenue Bonds Morningside College
   V.R. Series 2001 (Firstar Bank)
       07-01-26           1.35             7,900,000                7,900,000
Lancaster County Nebraska Hospital Authority
   Revenue Bonds Bryan LGH Medical Center
   V.R. Series 2002 (AMBAC Insured)
       06-01-18           1.35             4,100,000                4,100,000
Minneapolis & St. Paul Housing & Redevelopment
   Authority Health Care System Revenue Bonds
   Children's Health Care V.R. Series 1995B
   (FSA Insured)
       08-15-25           1.35               800,000                  800,000
Montgomery County Tennessee
   Public Building Authority
   Pooled Financing Revenue Bonds
   Montgomery County V.R. Series 2002
   (Bank of America)
       04-01-32           1.35             3,500,000                3,500,000
Putnam County Georgia Development Authority
   Pollution Control Revenue Bonds
   (Georgia Power) V.R. Series 1998
       03-01-24           1.35             1,800,000                1,800,000

Total municipal notes
(Cost: $28,195,000)                                               $28,195,000

Total investments in securities
(Cost: $842,490,049)(j)                                          $924,238,968

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  For  zero  coupon  bonds,  the  interest  rate  disclosed   represents  the
     annualized effective yield on the date of acquisition.

(c)  The  following   abbreviations  may  be  used  in  the  portfolio  security descriptions to identify the insurer of the issue:

     ACA       -- ACA Financial Guaranty Corporation
     AMBAC     -- American Municipal Bond Association Corporation
     BIG       -- Bond Investors Guarantee
     CGIC      -- Capital Guaranty Insurance Company
     FGIC      -- Financial Guarantee Insurance Corporation
     FHA       -- Federal Housing Authority
     FNMA      -- Federal National Mortgage Association
     FSA       -- Financial Security Assurance
     GNMA      -- Government National Mortgage Association
     MBIA      -- Municipal Bond Investors Assurance
     XLCA      -- XL Capital Assurance

(d)  The following abbreviations may be used in the portfolio descriptions:

     B.A.N.    -- Bond Anticipation Note
     C.P.      -- Commercial Paper
     R.A.N.    -- Revenue Anticipation Note
     T.A.N.    -- Tax Anticipation Note
     T.R.A.N.  -- Tax & Revenue Anticipation Note
     V.R.      -- Variable Rate
     V.R.D.B.  -- Variable Rate Demand Bond
     V.R.D.N.  -- Variable Rate Demand Note

(e) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2003.

(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on May 31, 2003.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(h) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 2.1% of net assets as of May 31, 2003.

(i) At May 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $23,782,886.

(j) At May 31, 2003, the cost of securities for federal income tax purposes was approximately $842,490,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $82,004,000
     Unrealized depreciation                                       (255,000)
                                                                   --------
     Net unrealized appreciation                                $81,749,000
                                                                -----------

--------------------------------------------------------------------------------
16   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Tax-Exempt Bond Fund

May 31, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $842,490,049)                                                                      $924,238,968
Cash in bank on demand deposit                                                                               38,019
Capital shares receivable                                                                                    77,867
Dividends and accrued interest receivable                                                                12,117,143
Receivable for investment securities sold                                                                 3,641,381
                                                                                                          ---------
Total assets                                                                                            940,113,378
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                           565,907
Capital shares payable                                                                                       10,244
Payable for investment securities purchased                                                              23,782,917
Accrued investment management services fee                                                                   11,298
Accrued distribution fee                                                                                      7,710
Accrued transfer agency fee                                                                                      53
Accrued administrative services fee                                                                           1,004
Other accrued expenses                                                                                       57,017
                                                                                                             ------
Total liabilities                                                                                        24,436,150
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $915,677,228
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  2,174,047
Additional paid-in capital                                                                              813,625,196
Excess of distributions over net investment income                                                             (221)
Accumulated net realized gain (loss)                                                                     18,129,287
Unrealized appreciation (depreciation) on investments                                                    81,748,919
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $915,677,228
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $845,935,878
                                                            Class B                                    $ 62,781,549
                                                            Class C                                    $  6,957,750
                                                            Class Y                                    $      2,051
Net asset value per share of outstanding capital stock:     Class A shares        200,849,822          $       4.21
                                                            Class B shares         14,903,146          $       4.21
                                                            Class C shares          1,651,247          $       4.21
                                                            Class Y shares                487          $       4.21
                                                                                          ---          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Tax-Exempt Bond Fund

Six months ended May 31, 2003 (Unaudited)
Investment income
Income:
Interest                                                                                                $21,032,765
                                                                                                        -----------
Expenses (Note 2):
Investment management services fee                                                                        2,028,026
Distribution fee
   Class A                                                                                                1,042,173
   Class B                                                                                                  306,068
   Class C                                                                                                   31,954
Transfer agency fee                                                                                         194,578
Incremental transfer agency fee
   Class A                                                                                                   19,090
   Class B                                                                                                    3,788
   Class C                                                                                                      526
Service fee -- Class Y                                                                                            2
Administrative services fees and expenses                                                                   189,605
Compensation of board members                                                                                 5,600
Custodian fees                                                                                               24,078
Printing and postage                                                                                         56,469
Registration fees                                                                                            38,374
Audit fees                                                                                                   18,500
Other                                                                                                        10,543
                                                                                                             ------
Total expenses                                                                                            3,969,374
   Earnings credits on cash balances (Note 2)                                                                (7,321)
                                                                                                             ------
Total net expenses                                                                                        3,962,053
                                                                                                          ---------
Investment income (loss) -- net                                                                          17,070,712
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                               24,125,661
Net change in unrealized appreciation (depreciation) on investments                                      17,583,021
                                                                                                         ----------
Net gain (loss) on investments                                                                           41,708,682
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $58,779,394
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Tax-Exempt Bond Fund
                                                                             May 31, 2003        Nov. 30, 2002
                                                                           Six months ended       Year ended
                                                                              (Unaudited)
Operations and distributions
Investment income (loss) -- net                                             $ 17,070,712      $  37,895,049
Net realized gain (loss) on investments (Note 3)                              24,125,661         14,444,794
Net change in unrealized appreciation (depreciation) on investments           17,583,021        (14,425,283)
                                                                              ----------        -----------
Net increase (decrease) in net assets resulting from operations               58,779,394         37,914,560
                                                                              ----------         ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                (16,029,759)       (35,723,130)
      Class B                                                                   (943,164)        (1,996,207)
      Class C                                                                    (97,971)          (174,833)
      Class Y                                                                        (39)               (86)
   Net realized gain
      Class A                                                                 (6,690,997)                --
      Class B                                                                   (486,235)                --
      Class C                                                                    (47,443)                --
      Class Y                                                                        (16)                --
                                                                             -----------        -----------
Total distributions                                                          (24,295,624)       (37,894,256)
                                                                             -----------        -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                    29,862,700         70,523,836
   Class B shares                                                              5,075,099         16,974,180
   Class C shares                                                              1,487,883          3,420,432
Reinvestment of distributions at net asset value
   Class A shares                                                             16,584,550         24,601,228
   Class B shares                                                              1,220,190          1,620,813
   Class C shares                                                                132,450            152,933
Payments for redemptions
   Class A shares                                                            (60,825,954)      (133,065,616)
   Class B shares (Note 2)                                                    (5,924,924)       (11,654,342)
   Class C shares (Note 2)                                                      (812,450)        (1,729,804)
                                                                                --------         ----------
Increase (decrease) in net assets from capital share transactions            (13,200,456)       (29,156,340)
                                                                             -----------        -----------
Total increase (decrease) in net assets                                       21,283,314        (29,136,036)
Net assets at beginning of period                                            894,393,914        923,529,950
                                                                             -----------        -----------
Net assets at end of period                                                 $915,677,228      $ 894,393,914
                                                                            ============      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Tax-Exempt Bond Fund

(Unaudited as to May 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in investment-grade bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
20   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into Bond Market Association (BMA) swap agreements. BMA swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating BMA market interest rate versus a fixed interest rate. The Fund may employ BMA swaps to synthetically add or subtract principal exposure to the municipal market.

The BMA index serves as the reference for the floating market interest rate, and is a weekly high-grade market index comprised of 7-day tax-exempt variable rate demand notes produced by Municipal Market Data Group.

--------------------------------------------------------------------------------
21   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Risks of entering into a swap include a lack of correlation between BMA swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, BMA swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

BMA swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2003, the Fund has entered into outstanding when-issued securities of $15,179,190 and other forward commitments of $8,603,696.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
22   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $20.50

o   Class B $21.50

o   Class C $21.00

o   Class Y $18.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $334,217 for Class A, $54,637 for Class B and $1,337 for Class C for the six months ended May 31, 2003.

During the six months ended May 31, 2003, the Fund's custodian and transfer agency fees were reduced by $7,321 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $586,572,439 and $584,211,411, respectively, for the six months ended May 31, 2003. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
23   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                              Six months ended May 31, 2003
                                       Class A      Class B     Class C  Class Y
Sold                                  7,273,736    1,237,983    362,364    --
Issued for reinvested distributions   4,048,506      297,538     32,285    --
Redeemed                            (14,794,913)  (1,444,484)  (197,630)   --
                                    -----------   ----------   --------   ---
Net increase (decrease)              (3,472,671)      91,037    197,019    --
                                    -----------   ----------   --------   ---

                                                  Year ended Nov. 30, 2002
                                       Class A      Class B     Class C  Class Y
Sold                                 17,279,640    4,153,975    837,532    --
Issued for reinvested distributions   6,040,118      397,717     37,487    --
Redeemed                            (32,674,273)  (2,857,314)  (425,731)   --
                                    -----------   ----------   --------   ---
Net increase (decrease)              (9,354,515)   1,694,378    449,288    --
                                    -----------   ----------   --------   ---

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended May 31, 2003.

--------------------------------------------------------------------------------
24   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003(g)      2002       2001       2000       1999
Net asset value, beginning of period                                       $4.05        $4.05      $3.93      $3.84      $4.18
Income from investment operations:
Net investment income (loss)                                                 .08          .17        .19        .20        .21
Net gains (losses) (both realized and unrealized)                            .19           --        .12        .09       (.34)
Total from investment operations                                             .27          .17        .31        .29       (.13)
Less distributions:
Dividends from net investment income                                        (.08)        (.17)      (.19)      (.20)      (.21)
Distributions from realized gains                                           (.03)          --         --         --         --
Total Distributions                                                         (.11)        (.17)      (.19)      (.20)      (.21)
Net asset value, end of period                                             $4.21        $4.05      $4.05      $3.93      $3.84

Ratios/supplemental data
Net assets, end of period (in millions)                                     $846         $828       $866       $811       $877
Ratio of expenses to average daily net assets(c)                            .82%(d)      .81%       .81%       .82%       .77%
Ratio of net investment income (loss) to average daily net assets          3.85%(d)     4.23%      4.54%      5.31%      5.17%
Portfolio turnover rate (excluding short-term securities)                    67%         102%        53%        28%        45%
Total return(e)                                                            6.81%(f)     4.30%      7.88%      7.89%     (3.22%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003(g)      2002       2001       2000       1999
Net asset value, beginning of period                                       $4.06        $4.05      $3.93      $3.84      $4.18
Income from investment operations:
Net investment income (loss)                                                 .06          .15        .16        .17        .18
Net gains (losses) (both realized and unrealized)                            .18           --        .12        .09       (.34)
Total from investment operations                                             .24          .15        .28        .26       (.16)
Less distributions:
Dividends from net investment income                                        (.06)        (.14)      (.16)      (.17)      (.18)
Distributions from realized gains                                           (.03)          --         --         --         --
Total Distributions                                                         (.09)        (.14)      (.16)      (.17)      (.18)
Net asset value, end of period                                             $4.21        $4.06      $4.05      $3.93      $3.84

Ratios/supplemental data
Net assets, end of period (in millions)                                      $63          $60        $53        $37        $39
Ratio of expenses to average daily net assets(c)                           1.58%(d)     1.57%      1.57%      1.57%      1.53%
Ratio of net investment income (loss) to average daily net assets          3.08%(d)     3.47%      3.77%      4.55%      4.41%
Portfolio turnover rate (excluding short-term securities)                    67%         102%        53%        28%        45%
Total return(e)                                                            6.15%(f)     3.77%      7.07%      7.08%     (3.97%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003(g)      2002       2001       2000(b)
Net asset value, beginning of period                                       $4.06        $4.06      $3.93      $3.82
Income from investment operations:
Net investment income (loss)                                                 .06          .14        .16        .07
Net gains (losses) (both realized and unrealized)                            .18           --        .13        .11
Total from investment operations                                             .24          .14        .29        .18
Less distributions:
Dividends from net investment income                                        (.06)        (.14)      (.16)      (.07)
Distributions from realized gains                                           (.03)          --         --         --
Total Distributions                                                         (.09)        (.14)      (.16)      (.07)
Net asset value, end of period                                             $4.21        $4.06      $4.06      $3.93

Ratios/supplemental data
Net assets, end of period (in millions)                                       $7           $6         $4        $--
Ratio of expenses to average daily net assets(c)                           1.59%(d)     1.57%      1.57%      1.57%(d)
Ratio of net investment income (loss) to average daily net assets          3.06%(d)     3.39%      3.62%      5.37%(d)
Portfolio turnover rate (excluding short-term securities)                    67%         102%        53%        28%
Total return(e)                                                            6.14%(f)     3.52%      7.35%      4.89%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003(g)      2002       2001       2000       1999
Net asset value, beginning of period                                       $4.06        $4.06      $3.93      $3.83      $4.18
Income from investment operations:
Net investment income (loss)                                                 .08          .18        .19        .21        .21
Net gains (losses) (both realized and unrealized)                            .18           --        .13        .10       (.35)
Total from investment operations                                             .26          .18        .32        .31       (.14)
Less distributions:
Dividends from net investment income                                        (.08)        (.18)      (.19)      (.21)      (.21)
Distributions from realized gains                                           (.03)          --         --         --         --
Total Distributions                                                         (.11)        (.18)      (.19)      (.21)      (.21)
Net asset value, end of period                                             $4.21        $4.06      $4.06      $3.93      $3.83

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--          $--        $--        $--        $--
Ratio of expenses to average daily net assets(c)                            .70%(d)      .66%       .66%       .66%       .67%
Ratio of net investment income (loss) to average daily net assets          3.95%(d)     4.32%      4.72%      5.46%      5.21%
Portfolio turnover rate (excluding short-term securities)                    67%         102%        53%        28%        45%
Total return(e)                                                            6.60%(f)     4.40%      8.28%      8.33%     (3.32%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended May 31, 2003 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP TAX-EXEMPT BOND FUND   --   2003 SEMIANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's next published Statement of Additional Information (SAI) which will be available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. Code of Ethics. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 3. Audit Committee Financial Expert. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 4. Principal Accountant Fees and Services. Not applicable pursuant to SEC Release No. IC-25915 (January 28, 2003).

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

          (a) Not applicable  pursuant to SEC Release No. IC-25914  (January 27,
          2003).

          (b) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Tax-Exempt Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 31, 2003


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 31, 2003


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          July 31, 2003